ASP Isotopes Announces Proposed Merger of Noble Africa with ENDRA Life Sciences and Approximately $50 Million Concurrent Private Placement Financing

Combination, if successful, would establish Noble Africa as a Nasdaq-listed, helium platform for Renergen’s Virginia Gas Project

Listing expected to provide investors with direct exposure to one of the few publicly traded helium development assets globally, at a time of tightening supply

Concurrent private placement expected to generate approximately $50 million in gross proceeds to support project development

DALLAS, TX and ANN ARBOR, MI, June 25, 2026 (GLOBE NEWSWIRE) -- ASP Isotopes Inc. (NASDAQ: ASPI) ("ASP Isotopes," “ASPI” or the "Company"), an advanced materials company focused on developing technologies and processes for the production of critical materials used in multiple industries, and ENDRA Life Sciences Inc. (NASDAQ: NDRA) (“ENDRA” or “NDRA”), a pioneer in thermoacoustic biomarker imaging for early detection and monitoring of steatotic liver disease (SLD), today announced that ASP Isotopes’ wholly-owned subsidiary, Noble Africa LLC (“Noble Africa”), an intermediate holding company for Renergen Limited (“Renergen”), will merge with a subsidiary of ENDRA, with Noble Africa continuing as the surviving entity (the “Proposed Merger” and, together with the related transactions, the “Proposed Transactions”). Upon completion of the Proposed Transactions, the combined company plans to operate under the name Noble Africa Inc. and will apply to trade on The Nasdaq Stock Market LLC (“Nasdaq”) under the ticker symbol “NOBA.”

In connection with the Proposed Transactions, Noble Africa has entered into subscription agreements with certain accredited investors, qualified institutional buyers and non U.S.-persons securing commitments for a private placement into Noble Africa that is expected to result in total gross proceeds of approximately $50 million, including approximately $20 million from ASP Isotopes, as the lead investor, and approximately $30 million from other investors, including $750,000 from certain directors and management of ASP Isotopes. The private placement financing is expected to close immediately prior to completion of the Proposed Merger.

“We believe this transaction represents an important step in positioning Renergen’s Virginia Gas Project as a dedicated, publicly traded platform at a time when secure, reliable helium supply is increasingly important to critical industries,” said Paul Mann, Chief Executive Officer and Executive Chairman of ASP Isotopes. “The Proposed Merger and concurrent financing are expected to provide Noble Africa with the capital structure, public market access and funding needed to advance Phase 1 and Phase 2 development, while allowing ASP Isotopes stockholders to retain meaningful exposure to the long-term opportunity.”

“The combination of ENDRA with Noble Africa represents an exciting new chapter for our stockholders. We’ve been impressed with the ASP Isotopes team ever since our initial meetings, and think that the Virginia Gas Project represents a well-positioned opportunity in a dynamic industry,” said Alex Tokman, Chief Executive Officer of ENDRA.

About the Proposed Transactions

Under the terms of the merger agreement, as of the closing of the Proposed Transactions, ASP Isotopes is expected to own approximately 89% of the combined company, the pre-closing ENDRA stockholders are expected to own approximately 3% of the combined company, and investors in the private placement financing (other than ASPI) are expected to own approximately 7% of the combined company.

The Proposed Transactions have received approvals by the Board of Directors of both ASP Isotopes and ENDRA and are expected to close in the third or fourth quarter of 2026, subject to the effectiveness of a registration statement to be filed with the U.S. Securities and Exchange Commission (the “SEC”) to register the securities to be issued in connection with the Proposed Transactions, approval by the stockholders of ENDRA and the satisfaction of other customary closing conditions.

The combined company plans to operate under the name Noble Africa Inc. and will initially be led by Paul E. Mann, Chief Executive Officer of Renergen and Chief Executive Officer and Executive Chairman of ASP Isotopes, and Nick Mitchell, Chief Operating Officer of Renergen and Co-Chief Operating Officer of ASP Isotopes. The combined company’s Board of Directors will consist of six directors selected by ASP Isotopes, including the Chief Executive Officer of the combined company, four non-executive directors designated by ASP Isotopes and one non-executive director designated by ENDRA.

Advisors

Lucid Capital Markets is serving as financial advisor, and K&L Gates LLP is serving as legal counsel, to ENDRA. Haynes and Boone, LLP is serving as legal counsel to ASP Isotopes. Lucid Capital Markets (U.S. investors) and Ocean Wall (ex-U.S. investors) are acting as placement agents in connection with the concurrent private placement financing. Ellenoff Grossman & Schole LLP is serving as legal counsel to the placement agents.

About ASP Isotopes Inc.

ASP Isotopes is developing a differentiated isotope enrichment platform to strengthen global supply chain access to critical materials used in nuclear medicine, next-generation semiconductors, and nuclear energy. ASP Isotopes’ proprietary technologies, the Aerodynamic Separation Process (“ASP technology”) and Quantum Enrichment (“QE technology”), are designed to enable the production of isotopes for a range of industrial and advanced technology applications. ASP Isotopes operates isotope enrichment facilities in Pretoria, South Africa, focused on the enrichment of low atomic mass elements, or light isotopes. For more information, please visit www.aspisotopes.com.

About Renergen

Renergen Limited, a subsidiary of ASP Isotopes Inc., is a company incorporated under the laws of the Republic of South Africa whose principal asset is its 94.5% equity ownership in Tetra4 Proprietary Limited. Tetra4 Proprietary Limited holds an onshore petroleum production right and engages in the production and liquefaction of natural gas and the exploration and development of helium resources at the Virginia Gas Plant located in Free State Province, South Africa.

About ENDRA Life Sciences Inc.

ENDRA Life Sciences is the pioneer of Thermo Acoustic Enhanced UltraSound (TAEUS ®), a ground-breaking technology being developed to assess tissue fat content and monitor tissue ablation during minimally invasive procedures, at the point of patient care. TAEUS ® is focused on the measurement of fat in the liver as a means to assess and monitor steatotic liver disease and metabolic dysfunction-associated steatohepatitis, chronic liver conditions that affect over two billion people globally, and for which there are no practical diagnostic tools.

Important Additional Information and Where to Find It

This communication relates to the Proposed Transactions involving ENDRA, ASP Isotopes Renergen and Noble Africa and may be deemed to be solicitation material in respect of the Proposed Transactions. In connection with the Proposed Transactions, ENDRA intends to file relevant materials with the SEC, including a registration statement on Form S-4 (the “Form S-4”) that will contain a proxy statement (the “Proxy Statement”) and prospectus. This communication is not a substitute for the Form S-4, the Proxy Statement or for any other document that ENDRA may file with the SEC and/or send to its stockholders in connection with the Proposed Transactions. INVESTORS AND STOCKHOLDERS OF ENDRA ARE URGED TO READ THE FORM S-4, THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ENDRA, ASP ISOTOPES, RENERGEN, NOBLE AFRICA, THE PROPOSED TRANSACTIONS AND RELATED MATTERS.

Investors and stockholders will be able to obtain free copies of the Form S-4, the Proxy Statement and other documents filed by ENDRA and ASP Isotopes with the SEC (when they become available) through the website maintained by the SEC at www.sec.gov. ENDRA’S Internet website address is www.endrainc.com. ENDRA’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, including exhibits, and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act are available free of charge through the investor relations page of its Internet website as soon as reasonably practicable after it electronically files such material with, or furnishes such material to, the SEC.

Participants in the Solicitation

ENDRA, ASP Isotopes, Renergen, Noble Africa, and their respective directors and managers and certain of their executive officers and other members of management may be deemed to be participants in the solicitation of proxies from ENDRA’s stockholders in connection with the Proposed Transactions under the rules of the SEC. Information about ENDRA’s directors and executive officers, including a description of their interests in ENDRA, is included in ENDRA’s most recent Annual Report on Form 10-K for the year ended December 31, 2025. Information about ASP Isotopes’ directors and executive officers, including a description of their interests in ASP Isotopes, is included in ASP Isotopes’ most recent Annual Report on Form 10-K for the year ended December 31, 2025. Additional information regarding the persons who may be deemed participants in the proxy solicitations, including the directors and executive officers of Renergen, and a description of their direct and indirect interests, by security holdings or otherwise, will also be included in the Form S-4, the Proxy Statement and other relevant materials to be filed with the SEC when they become available. These documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This press release is not intended to and does not constitute a solicitation of a proxy, consent or approval with respect to any securities or in respect of the Proposed Transactions or an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities pursuant to the Proposed Transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law, or an exemption therefrom. Subject to certain exceptions to be approved by the relevant regulators or certain facts to be ascertained, the public offer will not be made directly or indirectly, in or into any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, or by use of the mails or by any means or instrumentality (including without limitation, facsimile transmission, telephone and the internet) of interstate or foreign commerce, or any facility of a national securities exchange, of any such jurisdiction.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations, and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy, and other future conditions. Forward-looking statements can be identified by words such as “anticipates,” “believes,” “could,” “estimates,” “expects,” “intends, ” “may,” “might,” “plans,” “projects,” “will,” and words of a similar nature. Examples of forward-looking statements include, but are not limited to, statements relating to the Proposed Transactions; the expected structure, timing and the completion of the Proposed Merger, the Proposed Transactions and the expected effects, perceived benefits or opportunities of the Proposed Transactions; the combined company’s listing on Nasdaq after the closing of the Proposed Transactions; expectations regarding the structure, timing and completion of the Proposed Transactions, including investment amounts from investors, timing of closing of the Proposed Transactions, expected proceeds, expectations regarding the use of proceeds, and impact on ownership structure; the anticipated timing of the closing of the Proposed Transaction; the expected executive officers and directors of the combined company; each company’s and the combined company’s expected cash position at the closing of the Proposed Transactions and cash runway of the combined company following the Proposed Transactions; the future operations and pipeline, estimates of financial position, competitive landscape, addressable market and strategic and financial initiatives of the combined company; the nature, strategy and focus of the combined company; statements regarding the continuation of Renergen’s Virginia Gas Project and its funding timeline and other statements that are not historical fact.

Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict, many of which are outside our control. Actual results, financial condition, and events may differ materially from those indicated in the forward-looking statements based upon a number of factors. Forward-looking statements are not a guarantee of future performance or developments. You are strongly cautioned that reliance on any forward-looking statements involves known and unknown risks and uncertainties. Therefore, you should not rely on any of these forward-looking statements. There are many important factors that could cause actual results and financial condition to differ materially from those indicated in the forward-looking statements, including, but not limited to: the outcomes of various strategies and projects undertaken by Renergen; the potential impact of laws or government regulations or policies in South Africa or elsewhere; Renergen’s future capital requirements and sources and uses of cash; Renergen’s ability to obtain funding for its operations and future growth, including debt funding for Phase 2 of the Virginia Gas Project; Renergen’s reliance on the efforts of third parties; Renergen’s ability to complete Phase 1 and 2 of the Virginia Gas Project; the financial terms of any current and future commercial arrangements; Renergen’s ability to complete certain transactions and realize anticipated benefits from acquisitions and contracts; Renergen’s ability to comply with the terms of the loan and credit facilities of Renergen's subsidiary Tetra4; the ability of Renergen and its subsidiaries to retain and hire key personnel; the volatility of LNG and liquid helium prices; Renergen's success in discovering, estimating and developing natural gas and helium reserves; actions of competitors or regulators; limitations in the availability of, and costs of, supplies, materials, contractors and services that may delay the drilling or completion of wells or make such wells more expensive; the amount and timing of future development costs; uncertainties inherent in estimating quantities of natural gas and helium reserves and projecting future rates of production and timing of development activities; risks relating to the lack of capital available on acceptable terms to finance the Renergen's continued growth; the competitive nature of Renergen’s industry; the risk that the conditions to the closing or consummation of the Proposed Transactions are not satisfied, including the failure to timely obtain approval of the Proposed Merger from ENDRA stockholders, if at all; the risk that the proposed financings are not completed in a timely manner, if at all; uncertainties as to the timing of the consummation of the Proposed Transactions and the ability of each of ENDRA and Noble Africa to consummate the Proposed Transactions; risks related to ENDRA’s continued listing on Nasdaq until closing of the Proposed Transactions and the combined company’s ability to remain listed following the closing of the Proposed Transactions; the ability to obtain debt financing on terms that are favorable, or at all; the risk that Renergen does not receive funding from the U.S. DFC or Standard Bank SA or that such funding is delayed; risks related to ENDRA’s ability to correctly estimate its respective operating expenses and its respective expenses associated with the Proposed Transactions, as applicable, pending the closing of the Proposed Transactions, as well as uncertainties regarding the impact any delay in the closing would have on the anticipated cash resources of ENDRA, and other events and unanticipated spending and costs that could reduce ENDRA’s cash resources; risks related to the failure or delay in obtaining required approvals from any governmental or quasi-governmental entity necessary to consummate the Proposed Transactions; the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the merger agreement; the effect of the announcement or pendency of the Proposed Merger on ENDRA’s or Renergen’s business relationships, operating results and business generally; costs related to the Proposed Merger; risks related to the market price of ENDRA’s common stock relative to the value suggested by the Proposed Merger; the outcome of any legal proceedings that may be instituted against ENDRA, Noble or any of their respective directors, managers, or officers related to the Proposed Transactions; costs of the Proposed Transactions and unexpected costs, charges or expenses resulting from the Proposed Transactions; changes in regulatory requirements and government incentives; risks associated with the possible failure to realize, or that it may take longer to realize than expected, certain anticipated benefits of the Proposed Transactions, including with respect to future financial and operating results, legislative, regulatory, political and economic developments, and those uncertainties and factors; and the risk of involvement in litigation, including securities class action litigation, that could divert the attention of the management of ENDRA or the combined company, harm the combined company’s business and may not be sufficient for insurance coverage to cover all costs and damages, and the other risks and uncertainties described in ENDRA’s SEC reports, and under the heading “Risk Factors” in its most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, the factors disclosed in Part I, Item 1A. “Risk Factors” of ASP Isotopes’ Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (as amended) and in ASP Isotopes’ subsequent reports filed with the SEC, each of which are available at www.sec.gov, and in other filings that ENDRA and ASP Isotopes have made and will make with the SEC in connection with the Proposed Transactions, including the Form S-4 and Proxy Statement described above under “Additional Information and Where to Find It”. Any forward-looking statement made by the parties in this press release is based only on information currently available to the parties and speaks only as of the date on which it is made. The parties undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise. No information in this press release should be interpreted as an indication of future success, revenues, results of operations, or stock price. All forward-looking statements herein are qualified by reference to the cautionary statements set forth herein and should not be relied upon.

Contact
IR@ASPIsotopes.com